MAC D1086-23A

550 S. Tryon Street

23rd Floor

Charlotte, NC 28202-4200

wellsfargo.com

2023 Certification Regarding Compliance with Applicable Servicing Criteria

Management of Wells Fargo Commercial Mortgage Servicing, a division of Wells Fargo Bank, National Association, (the “Company”) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of commercial and multifamily loans (the “Platform”), except for servicing criteria 1122(d)(1)(iii), 1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv), 1122(d)(4)(ii), and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2023. Appendix A to this letter identifies the commercial mortgage and multifamily pools and other structures involving the commercial and multifamily loans constituting the Platform. Appendix B to this letter identifies the applicable servicing criteria with respect to the Platform.

With respect to servicing criteria 1122(d)(4)(xi) and 1122(d)(4)(xii), the Company performs applicable activities covered by these criteria, with respect to the Platform, except the Company has engaged a vendor to perform certain tax payment activities. Such vendor has provided a separate Regulation AB Item 1122 management assessment and attestation for such activities.

With respect to applicable servicing criterion 1122(d)(4)(iii), there were no activities performed during the year ended December 31, 2023, with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

With respect to servicing criteria 1122(d)(4)(i), 1122(d)(4)(vi), 1122(d)(4)(xi), and 1122(d)(4)(xii), the Company has engaged various vendors to perform the activities required by these servicing criteria. The Company’s management has determined that none of these vendors is considered a “servicer” as defined in Item 1101(j) of Regulation AB, and the Company’s management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by the SEC’s Compliance and Disclosure Interpretation (“C&DI”) 200.06, Vendors Engaged by Servicers (C&DI 200.06) (formerly SEC Manual of Publicly Available Telephone Interpretations 17.06). The Company has policies and procedures in place designed to provide reasonable assurance that the vendors’ activities comply in all material respects with the servicing criteria applicable to each vendor. The Company’s management is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendors and related criteria.

Investment banking and securities are offered through Wells Fargo Securities LLC

The Company’s management has assessed the Company’s compliance with the applicable servicing criteria as of and for the year ended December 31, 2023. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB. Based on such assessment, management believes that, as of and for the year ended December 31, 2023, the Company has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

The Company has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2023, or for the Reporting Period with respect to the Platform taken as a whole.

The Company has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2023, or for the Reporting Period with respect to the Platform taken as a whole.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to management’s assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2023.

February 22, 2024

/s/ Sean Reilly

Sean Reilly

Managing Director,

Commercial Mortgage Servicing

Wells Fargo Bank, National Association

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

20 Times Square 2018-20TS	(Pearlmark) Prep Investment Advisors WH	1 WILLIAM STREET CREDIT INCOME
1155 AVE OF THE AMERICAS SERVICING	1166 AVENUE OF AMERICAS 2005-C6	1211 Avenue of the Americas 2015-1211
1345 Aveneu of the Americas Park Ave FB 2005-1	1345FB2005 (COMPANION)	2001-CMLB-1
225 LIBERTY STREET TRUST 2016-225L	225 LIBERTY STREET TRUST 2016-225L Companion	245 PARK AVE TRUST 2017-245P
245 PARK AVE TRUST 2017- 245P C	280 PARK AVENUE 2017-280P	299 PARK SERVICING AGREEMENT
3 WORLD TRADE CENTER 2014	7 WORLD TRADE CENTER	7 WORLD TRADE CENTER 2012-WTC COMPANION
733 THIRD SERVICING AGREEMEMNT	7th Peak Capital I, LLC	A10 2013-1 BACK UP SERVICER
A10 PAF 2015-1	ACAM 2019- FL1	ACAM 2019-FL1 COMPANION
ACM 2016-1	ACM TRAFFORD V LLC WAREHOUSE	ACORE ACP II REIT WF LLC
ACORE CAPITAL WAREHOUSE	Acore Credit IV REIT (DB Repo)	ACORE Credit IV REIT (MS) SPV LLC
ACORE Credit IV REIT (WF) SPV LLC	ACORE Credit IV REIT II SPV LLC	ACORE Credit IV TRS, LLC
ACP II REIT MS LLC	ACRE 2017-FL3	ACRE 2021-FL4
AFHT 2019-FAIR	AG MIT CREL (ANGELO GORDON ENTITY) REPO	AHPT 2017-ATRM

APPENDIX A

AHPT 2018-ATRM	AHT 2018-ASHF	AHT 2018-KEYS
ALEN 2021-ACEN	AMERICAN EQUITY INVESTMENT LIF	AMERICOLD 2010-ART
Annaly CRE LLC	AOA 2015-1177	AOA 2021-1177
ARCE 2021-FL4 COMPANION	ARCHETYPE & BARCLAYS REPO	AREF 2 WH BC LLC
AREF 2 WH WF LLC (ARGENTIC)	AREIT 2018-CLO	AREIT 2018-CLO COMPANION
AREIT 2018-CRE2	AREIT 2018-CRE2 COMPANION	AREIT 2019-CRE3
AREIT 2019-CRE3 COMPANION	AREIT 2020-CRE4 CLO	AREIT 2020-CRE4 COMPANION
ARGENTIC REAL ESTATE FINANCE 2	ARTEMIS REAL ESTATE PARTNERS W	AVATAR WAREHOUSE
Aventura Mall Trust 2018-AVM	Aventura Mall Trust 2018-AVM COMPANION	BACM 2016-UBS10
BACM 2017 BNK3	BACM 2017 BNK3 COMPANION	BA-FUNB 2001-3
BALDR SHERWOOD FUND WH	BAMLL 2013-WBRK	BAMLL 2014-520M
BAMLL 2014-8SPR	BAMLL 2014-FL1 COMPANION	BAMLL 2015-200P
BAMLL 2015-ASTR	BAMLL 2015-HAUL	BAMLL 2016-ASHF
BAMLL 2016-ISQR	BAMLL 2016-SS1	BAMLL 2017-SCH

APPENDIX A

BAMLL 2017-SCH COMPANION	BAMLL 2018-DSNY	BAMLL 2020-BOC
BAMLL 2020-BOC COMPANION	BAMLL 2021-JACX	BANCORP 2016 CRE1
BANCORP 2016 CRE1 COMPANION	BANCORP 2017-CRE2	BANCORP 2017-CRE2 COMPANION
BANCORP 2018-CRE3	BANCORP 2018-CRE3 COMPANION	BANCORP 2018-CRE4
BANCORP 2018-CRE4 COMPANION	BANCORP BANK WAREHOUSE	BANK 2017-BNK4
BANK 2017-BNK4 COMPANION	BANK 2017-BNK5	BANK 2017-BNK5 COMPANION
BANK 2017-BNK6	BANK 2017-BNK6 COMPANION	BANK 2017-BNK7
BANK 2017-BNK7 COMPANION	BANK 2017-BNK8	BANK 2017-BNK8 COMPANION
BANK 2017-BNK9	BANK 2017-BNK9 COMPANION	BANK 2018-BNK10
BANK 2018-BNK10 COMPANION	BANK 2018-BNK11	BANK 2018-BNK11 COMPANION
BANK 2018-BNK12	BANK 2018-BNK12 COMPANION	BANK 2018-BNK13
BANK 2018-BNK13 COMPANION	BANK 2018-BNK14	BANK 2018-BNK14 COMPANION
BANK 2018-BNK15	BANK 2018-BNK15 COMPANION	BANK 2019-BNK16
BANK 2019-BNK16 COMPANION	BANK 2019-BNK17	BANK 2019-BNK17 COMPANION

APPENDIX A

BANK 2019-BNK18	BANK 2019-BNK18 COMPANION	BANK 2019-BNK19
BANK 2019-BNK19 COMPANION	BANK 2019-BNK20	BANK 2019-BNK20 COMPANION
BANK 2019-BNK21	BANK 2019-BNK21 COMPANION	BANK 2019-BNK22
BANK 2019-BNK22 COMPANION	BANK 2019-BNK23	BANK 2019-BNK23 COMPANION
BANK 2019-BNK24	BANK 2019-BNK24 COMPANION	BANK 2020-BNK25
BANK 2020-BNK25 COMPANION	BANK 2020-BNK26	BANK 2020-BNK26 COMPANION
BANK 2020-BNK27	BANK 2020-BNK27 COMPANION	BANK 2020-BNK28
BANK 2020-BNK28 COMPANION	BANK 2020-BNK29	BANK 2020-BNK29 COMPANION
BANK 2020-BNK30	BANK 2020-BNK30 COMPANION	BANK 2021-BNK31
BANK 2021-BNK31 COMPANION	BANK 2021-BNK32	BANK 2021-BNK32 COMPANION
BANK 2021-BNK33	BANK 2021-BNK33 COMPANION	BANK 2021-BNK34
BANK 2021-BNK34 COMPANION	BANK 2021-BNK35	BANK 2021-BNK35 COMPANION
BANK 2021-BNK36	BANK 2021-BNK36 COMPANION	BANK 2021-BNK37
BANK 2021-BNK37 COMPANION	BANK 2021-BNK38	BANK 2021-BNK38 COMPANION

APPENDIX A

BANK 2022-BNK39	BANK 2022-BNK39 COMPANION	BANK 2022-BNK40
BANK 2022-BNK40 COMPANION	BANK 2022-BNK41	BANK 2022-BNK41 COMPANION
BANK 2022-BNK42	BANK 2022-BNK42 COMPANION	BANK 2022-BNK43
BANK 2022-BNK43 COMPANION	BANK 2022-BNK44	BANK 2022-BNK44 COMPANION
BANK 2023-BNK45	BANK 2023-BNK45 COMPANION	BANK 2023-BNK46
BANK 2023-BNK46 COMPANION	BANK OF AMERICA WAREHOUSE	BANK5 2023-5YR1
BANK5 2023-5YR1 COMPANION	BANK5 2023-5YR2	BANK5 2023-5YR2 COMPANION
BANK5 2023-5YR3	BANK5 2023-5YR3 COMPANION	BANK5 2023-5YR4
BANK5 2023-5YR4 COMPANION	BARCLAYS WAREHOUSE	BASIS (BIG RE SECURITIES II UBS)
Basis (BIG Real Estate Finance II, LLC)	BASIS BIG REAL ESTATE WAREHOUSE	BASIS RE CAPITAL II (REPO)
BASIS UBS AG REPO	Bayview Commercial Mortgage Finance LLC	BAYVIEW WAREHOUSE
BB 2013-TYSN	BBCMS 2015-MSQ	BBCMS 2015-MSQ COMPANION
BBCMS 2016-ETC	BBCMS 2016-ETC COMPANION	BBCMS 2017 C1 Companion
BBCMS 2017-C1	BBCMS 2018-BXH	BBCMS 2018-C2

APPENDIX A

BBCMS 2018-C2 COMPANION	BBCMS 2018-CHR	BBCMS 2018-CHRS COMPANION
BBCMS 2018-EXCL	BBCMS 2018-RRI	BBCMS 2019-C4
BBCMS 2019-C4 COMPANION	BBCMS 2019-CLP	BBCMS 2020-C7
BBCMS 2020-C7 COMPANION	BBCMS 2020-C8	BBCMS 2021-C11
BBCMS 2021-C11 COMPANION	BBCRE 2015-GTP	BBSG 2016-MRP
BB-UBS 2012-SHOW	BB-UBS 2012-TFT	BDS 2018-FL1 COMPANION
BDS 2018-FL2	BDS 2018-FL2 COMPANION	BDS 2019-FL4
BDS 2019-FL4 COMPANION	BDS 2020-FL5	BDS 2020-FL5 COMPANION
BDS 2020-FL6	BDS 2020-FL6 COMPANION	BDS 2021-FL10
BDS 2021-FL10 COMPANION	BDS 2021-FL7	BDS 2021-FL7 COMPANION
BDS 2021-FL8	BDS 2021-FL8 COMPANION	BDS 2021-FL9
BDS 2021-FL9 COMPANION	BDS 2022-FL11	BDS 2022-FL11 COMPANION
BDS 2022-FL12	BDS 2022-FL12 COMPANION	BDS III Mortgage Capital G LLC
BDS III Mortgage Capital J LLC	BDS III MORTGAGE CAPITAL LLC	BDS IV MORTGAGE CAPITAL B LLC

APPENDIX A

BDS IV MORTGAGE CAPITAL G LLC	BDS IV MORTGAGE CAPITAL J LLC	BDS IV MORTGAGE CAPITAL W LLC
BENCHMARK 2018-B1	BENCHMARK 2018-B1 COMPANION	BENCHMARK 2019-B9
BENCHMARK 2019-B9 COMPANION	BENEFIT REPO	BENEFIT STREET PARTNERS
BENEFIT STREET PARTNERS WH	BERKSHIRE MEZZ	BGL Pinehurst 2023-1
BHMS 2018-ATLS	BHR 2018-PRME	BIG Real Estate Investments II
BLACKROCK WELLS FARGO WH	BLACKSTONE (BRE/MWT)	BLP 2023-IND
BMARK 2018- B5	BMARK 2018-B4	BMARK 2018-B4 COMPANION
BMARK 2018-B5 COMPANION	BPR 2021-TY	BPR 2022-OANA
BPR 2022-STAR	BPR 2023-STON	BRDIGE BDS III WELLS REPO
BRIDGE CRE 2018-FL1	BRIDGE CRE 2019-FL3	BRIDGE CRE 2019-FL3 COMPANION
BRIGADE CAPITAL MGMT WAREHOUSE	BSB06001	BSC04PWR3
BSC04PWR6	BSC05PWR10	BSC05PWR7
BSC05PWR8	BSC05PWR9	BSC06PWR11
BSC06PWR12	BSC06PWR13	BSC06PWR14

APPENDIX A

BSC07PWR15	BSC07PWR16	BSC07PWR17
BSC07PWR18	BSCM05TOP18	BSCM06TOP22
BSCM06TOP24	BSCM07TOP26	BSCM07TOP28
BSCM07TOP28 (COMPANION) 2_STARWOOD	BSCMS05TOP20 (COMPANION) 1_NYLIFE	BSCMS05TOP20 (COMPANION) 2_HARTFORDLIFE
BSCMS05TOP20 (COMPANION) 3_METLIFE	BSCMS05TOP20 (COMPANION)_LANDESBANK	BSPCC I WAREHOUSE
BSPCC II WAREHOUSE	BSPRT BB FIX WAREHOUSE	BSPRT SUB LENDER II, LLC WH
BSREP 2021-DC	BWAY 2013-1515	BWAY 2015-1740
BX 2018-IND	BX 2021-21M	BX 2021-PAC
BX 2021-VIEW	BX 2021-VINO	BX 2021-XL2
BX 2022-AHP	BX 2022-CSMO	BX 2022-GPA
BXHPP 2021-FILM	BXP 2017-CC	BXP 2017-CC COMPANION
BXP 2017-GM	BXP 2017-GM COMPANION	BXP 2021-601L
BXP 2021-601L COMPANION	BXT 2017-CQHP	CAMB 2019-LIFE
CANTOR CRE LENDING LP	CANTOR REPO WITH MET LIFE	CAPITAL LEASE WAREHOUSE-398

APPENDIX A

CAPITAL LEASE WAREHOUSE-526	CAPITAL SOURCE RELT 2006- A	CAPITAL TRUST, INC
CARMEL PARTNERS	CD 2006-CD2	CD 2006-CD3
CD 2007-CD4	CD 2016 CD2	CD 2016-CD2 COMPANION
CD 2017-CD5	CD 2017-CD5 COMPANION	CD 2017-CD6
CD 2017-CD6 COMPANION	CF RFP SELLER WAREHOUSE	CF TRANS SELLER II WAREHOUSE
CF TRANS SELLER III WAREHOUSE	CFCRE 2016-C3	CFCRE 2016-C3 COMPANION
CFCRE 2016-C4	CFCRE 2016-C6	CFCRE 2016-C6 COMPANION
CFCRE 2017-C8	CFCRE 2017-C8 COMPANION	CG FUNDING I LLC
CG FUNDING II LLC	CG FUNDING IIII LLC	CGCMT 2013-GC15
CGCMT 2013-GC17	CGCMT 2014-GC19	CGCMT 2014-GC21
CGCMT 2014-GC25	CGCMT 2015-101A	CGCMT 2015-GC27
CGCMT 2015-GC27 COMPANION	CGCMT 2015-GC31	CGCMT 2015-GC33
CGCMT 2015-GC33 Companion	CGCMT 2015-P1	CGCMT 2015-P1 Companion
CGCMT 2016-C1	CGCMT 2016-C1 COMPANION	CGCMT 2016-GC36

APPENDIX A

CGCMT 2016-GC37	CGCMT 2016-P3	CGCMT 2016-P4
CGCMT 2016-P4 COMPANION	CGCMT 2017-B1	CGCMT 2017-B1 COMPANION
CGCMT 2017-P7	CGCMT 2017-P7 COMPANION	CGCMT 2017-P8
CGCMT 2017-P8 COMPANION	CGCMT 2018-C6	CGCMT 2018-C6 COMPANION
CGCMT 2019-C7	CGCMT 2019-C7 COMPANION	CGCMT 2019-GC43
CGCMT 2019-GC43 COMPANION	CGMS 2017-MDDR POOL A	CGMS 2017-MDDR POOL B
CGMS 2017-MDDR POOL C	CGRBS 2013-VNO5TH	CHINA ORIENT ENHANCED INCOME
CHT 2017-COSMO	CIBC	CITI REAL ESTATE FUNDING WH
CITIGROUP 2006 C5	CITIGROUP 2007-C6	CITIGROUP 2012-GC8
CITIGROUP 2012-GC8 COMPANION	CITIGROUP 2013-375P	CITIGROUP 2013-375P COMPANION
CITIGROUP 2013-GCJ11	CITIGROUP GLOBAL MARKETS REALTY CORP	CLAROS MORTGAGE TRUST WAREHOUSE
CLEARVIEW CAP/MOORES HILL WARHOUSE	CLI INSURANCE SERVICING	CLMT 2016-CLNE
CLNC CREDIT 6 LLC	CLNC Credit 7, LLC	CLNC SL SILICON, LLC
CLNS 2017-IKMZ COMPANION	CMTG GS FINANCE (MACK RE)	CMTG SG Finance LLC

APPENDIX A

CMTG WF (Mack)	COAST 2023-2HTL	COBALT 2006-C1
COBALT 2007- C3	COBALT 2007-C2	COLONY CDCFIV WAREHOUSE
COLONY COLFINNOMA WAREHOUSE	COLONY NORTHSTAR AMC OPCO WH	Colony Northstar Credit Real Estate Inc
COLONY NSTAR (CLNC Credit 8 LLC) REPO	COLUMN FINANCIAL	COMM 2009-K4
COMM 2010-C1	COMM 2012-CCRE1	COMM 2012-CCRE2
COMM 2012-CCRE3	COMM 2012-CCRE4	COMM 2012-CCRE4 COMPANION
COMM 2012-LC4	COMM 2013-CCRE10	COMM 2013-CCRE10 COMPANION
COMM 2013-CCRE12	COMM 2013-CCRE13	COMM 2013-CCRE6
COMM 2013-FL3 COMPANION	COMM 2013-SFS	COMM 2013-WWP
COMM 2014-277P	COMM 2014-CCRE14	COMM 2014-CCRE14 COMPANION
COMM 2014-CCRE15	COMM 2014-CCRE20	COMM 2014-CCRE20 COMPANION
COMM 2014-FL5	COMM 2014-LC15	COMM 2014-LC15 COMPANION
COMM 2014-LC17	COMM 2014-UB6	COMM 2014-UBS3
COMM 2014-UBS3 COMPANION	COMM 2014-UBS5	COMM 2014-UBS5 COMPANION

APPENDIX A

COMM 2015 -3BP	COMM 2015-CCRE22	COMM 2015-CCRE22 COMPANION
COMM 2015-CCRE23	COMM 2015-CCRE23 COMPANION	COMM 2015-CCRE24
COMM 2015-CCRE24 COMPANION	COMM 2015-CCRE25	COMM 2015-CCRE26
COMM 2015-CCRE26 COMPANION	COMM 2015-LC23	COMM 2015-PC1
COMM 2016-787S	COMM 2016-787S COMPANION	COMM 2016-CCRE28
COMM 2016-DC2	COMM 2016-DC2 COMPANION	COMM 2017-PANW
COMM 2018-HOME	COMM 2018-HOME COMPANION	COMM 2020-CX
COMM 2020-CX COMPANION	COMM07FL14 (COMPANION) 2_SOCIETE GENERAL	COMMUNITY SOUTH BANK PORTFOLIO
CORE 2019-CORE	COUNTRYWIDE 2007-MF1	CPTS 2019-CPT
CPTS 2019-CPT COMPANION	CRE/AFS ESCROW ONLY LOANS	CREO LENDING LP
CREO Lending S1 LLC	CREST 2003-2	CS FIRST BOSTON 1998 C2
CSAIL 2015-C2	CSAIL 2015-C2 COMPANION	CSAIL 2015-C4
CSAIL 2016-C7	CSAIL 2017-C8	CSAIL 2017-C8 COMPANION
CSAIL 2018 -CX12	CSAIL 2018-C14	CSAIL 2018-C14 COMPANION

APPENDIX A

CSAIL 2018-CX12 COMPANION	CSCMT 2007-C2	CSCMT 2007-C3
CSFB 2006-C2	CSFB94CFB1	CSMC 2014-USA
CSMC 2016-NXSR	CSMC 2016-NXSR COMPANION	CSMC 2017-CHOP
CSMC 2017-PFHP	CSMC 2017-TIME	CSMC 2018-SITE
CSMC 2018-SITE COMPANION	CSWF 2018-TOP	CSWF 2021-SOP2
CXP 2022-CXP1	DAVIS COMPANIES WAREHOUSE	DBCCRE 2014-ARCP
DBCG 2017-BBG	DBGS 2018-1	DBGS 2018-C1 COMPANION
DBJPM 2016-C1	DBJPM 2016-C1 COMPANION	DBJPM 2016-SFC
DBJPM 2016-SFC COMPANION	DBUBS 2011- LC3	DBUBS 2011-LC1
DBUBS 2011-LC1 COMPANION	DBUBS 2011-LC2	DBUBS 2017-BRBK
DBUBS 2017-BRBK COMPANION	DBWF 2015-LCM	DBWF 2016-85T
DBWF 2016-85T COMPANION	DBWF 2018-AMXP	DCOT 2019-MTC
DCOT 2019-MTC COMPANION	DELPHI CRE FUNDING (ACORE WAREHOUSE)	DEUTSCHE TRUST COMPANY LIMITED
DEXIA REAL ESTATE CAPITAL MARK	DK ASH MEZZ C LLC	DNZN 2020-DNZN

APPENDIX A

DOLLAR GENERAL	Dolp Trust 2021-NYC	DPT 2023-STE2
DRAWBRIDGE WAREHOUSE	ELLIOTT WAREHOUSE	ENERGY PLAZA LEASE TRUST 2002
EOCHAIR LLC (SVP GLOBAL)	FG MANAGEMENT (FGUSRED) WAREHOUSE	FII F DEBT ACCT PTE LTD
First Tennessee Bank	FKL 2015-SFR1	FMPRE 2017-KT02
FMPRE 2018-KT03	FNMA World Savings	FORT 2018-1
FORT CRE 2018-1 COMPANION	FORT CRE 2022-FL3	FORT CRE 2022-FL3 COMPANION
FORTRESS (CF TRANS HOLDCO LLC) WAREHOUSE	FORTRESS CF TRANS SELLER IV	FORTRESS CREDIT CORP WAREHOUSE
FORTRESS REPO WITH NATIXIS	FOUR TIMES SQUARE 2006 - 4TS	FREDDIE MAC WHOLE LOAN FUND -H
FREDDIE MAC-NREF Mezz	FREDDIE MAC-WHOLE LOAN FUND 20	FREMF 2010-K7
FREMF 2010-K8	FREMF 2010-K9	FREMF 2011 K12
FREMF 2011-K10	FREMF 2011-K11	FREMF 2011-K13
FREMF 2011-K14	FREMF 2011-K15	FREMF 2011-K16
FREMF 2011-KAIV	FREMF 2012-K17	FREMF 2012-K18
FREMF 2012-K19	FREMF 2012-K20	FREMF 2012-K21

APPENDIX A

FREMF 2012-K22	FREMF 2012-K23	FREMF 2013-K24
FREMF 2013-K25	FREMF 2013-K26	FREMF 2013-K27
FREMF 2013-K28	FREMF 2013-K29	FREMF 2013-K30
FREMF 2013-K31	FREMF 2013-K32	FREMF 2013-K33
FREMF 2013-K34	FREMF 2013-K35	FREMF 2013-K713
FREMF 2013-KS01	FREMF 2014-K36	FREMF 2014-K37
FREMF 2014-K38	FREMF 2014-K39	FREMF 2014-K40
FREMF 2014-K41	FREMF 2014-K503	FREMF 2014-K714
FREMF 2014-K715	FREMF 2014-K716	FREMF 2014-K717
FREMF 2014-KF04	FREMF 2014-KF05	FREMF 2014-KS02
FREMF 2014-KX01	FREMF 2015-K1501	FREMF 2015-K42
FREMF 2015-K43	FREMF 2015-K44	FREMF 2015-K45
FREMF 2015-K46	FREMF 2015-K47	FREMF 2015-K48
FREMF 2015-K49	FREMF 2015-K50	FREMF 2015-K51

APPENDIX A

FREMF 2015-K718	FREMF 2015-K719	FREMF 2015-K720
FREMF 2015-K721	FREMF 2015-KF09	FREMF 2015-KF10
FREMF 2015-KF11	FREMF 2015-KS03	FREMF 2016-K504
FREMF 2016-K52	FREMF 2016-K53	FREMF 2016-K54
FREMF 2016-K55	FREMF 2016-K56	FREMF 2016-K57
FREMF 2016-K59	FREMF 2016-K60	FREMF 2016-K722
FREMF 2016-K723	FREMF 2016-KF14	FREMF 2016-KF15
FREMF 2016-KF16	FREMF 2016-KF17	FREMF 2016-KF19
FREMF 2016-KF23	FREMF 2016-KF24	FREMF 2016-KF25
FREMF 2016-KIR1	FREMF 2016-KJ03	FREMF 2016-KJ04
FREMF 2016-KJ05	FREMF 2016-KJ07	FREMF 2016-KJ09
FREMF 2016-KS06	FREMF 2016-KS07	FREMF 2016-KW01
FREMF 2016-KX02	FREMF 2017-K61	FREMF 2017-K62
FREMF 2017-K63	FREMF 2017-K64	FREMF 2017-K65

APPENDIX A

FREMF 2017-K66	FREMF 2017-K67	FREMF 2017-K68
FREMF 2017-K69	FREMF 2017-K70	FREMF 2017-K71
FREMF 2017-K725	FREMF 2017-K726	FREMF 2017-K727
FREMF 2017-K728	FREMF 2017-K729	FREMF 2017-KBF1
FREMF 2017-KF27	FREMF 2017-KF28	FREMF 2017-KF29
FREMF 2017-KF30	FREMF 2017-KF31	FREMF 2017-KF32
FREMF 2017-KF34	FREMF 2017-KF35	FREMF 2017-KF36
FREMF 2017-KF37	FREMF 2017-KF38	FREMF 2017-KF39
FREMF 2017-KF40	FREMF 2017-KF41	FREMF 2017-KGS1
FREMF 2017-KJ11	FREMF 2017-KJ12	FREMF 2017-KJ13
FREMF 2017-KJ14	FREMF 2017-KJ16	FREMF 2017-KJ17
FREMF 2017-KJ18	FREMF 2017-KL01	FREMF 2017-KS08
FREMF 2017-KS09	FREMF 2017-KSW3	FREMF 2017-KT01
FREMF 2017-KW02	FREMF 2017-KW03	FREMF 2018-K1505

APPENDIX A

FREMF 2018-K1506	FREMF 2018-K1507	FREMF 2018-K1508
FREMF 2018-K72	FREMF 2018-K73	FREMF 2018-K730
FREMF 2018-K731	FREMF 2018-K732	FREMF 2018-K75
FREMF 2018-K76	FREMF 2018-K77	FREMF 2018-K78
FREMF 2018-K79	FREMF 2018-K80	FREMF 2018-K81
FREMF 2018-K82	FREMF 2018-K83	FREMF 2018-K84
FREMF 2018-K86	FREMF 2018-KBF2	FREMF 2018-KBX1
FREMF 2018-KC02	FREMF 2018-KF42	FREMF 2018-KF43
FREMF 2018-KF44	FREMF 2018-KF45	FREMF 2018-KF46
FREMF 2018-KF47	FREMF 2018-KF48	FREMF 2018-KF49
FREMF 2018-KF50	FREMF 2018-KF51	FREMF 2018-KF52
FREMF 2018-KF53	FREMF 2018-KF55	FREMF 2018-KF56
FREMF 2018-KHG1	FREMF 2018-KI01	FREMF 2018-KI03
FREMF 2018-KJ19	FREMF 2018-KJ20	FREMF 2018-KJ22

APPENDIX A

FREMF 2018-KJ23	FREMF 2018-KL02	FREMF 2018-KL03
FREMF 2018-KP05	FREMF 2018-KS10	FREMF 2018-KSL1
FREMF 2018-KSW4	FREMF 2018-KW04	FREMF 2018-KW05
FREMF 2018-KW06	FREMF 2018-KW07	FREMF 2018-KX03
FREMF 2019-K100	FREMF 2019-K101	FREMF 2019-K102
FREMF 2019-K103	FREMF 2019-K1510	FREMF 2019-K1511
FREMF 2019-K1512	FREMF 2019-K1513	FREMF 2019-K1514
FREMF 2019-K734	FREMF 2019-K735	FREMF 2019-K736
FREMF 2019-K87	FREMF 2019-K88	FREMF 2019-K89
FREMF 2019-K90	FREMF 2019-K92	FREMF 2019-K93
FREMF 2019-K94	FREMF 2019-K95	FREMF 2019-K96
FREMF 2019-K97	FREMF 2019-K98	FREMF 2019-K99
FREMF 2019-KBF3	FREMF 2019-KC04	FREMF 2019-KC05
FREMF 2019-KC06	FREMF 2019-KC07	FREMF 2019-KF57

APPENDIX A

FREMF 2019-KF60	FREMF 2019-KF61	FREMF 2019-KF62
FREMF 2019-KF63	FREMF 2019-KF64	FREMF 2019-KF65
FREMF 2019-KF66	FREMF 2019-KF67	FREMF 2019-KF68
FREMF 2019-KF70	FREMF 2019-KF72	FREMF 2019-KF73
FREMF 2019-KJ25	FREMF 2019-KJ26	FREMF 2019-KJ27
FREMF 2019-KL04	FREMF 2019-KS11	FREMF 2019-KS12
FREMF 2019-KS13	FREMF 2019-KW08	FREMF 2019-KW09
FREMF 2019-KW10	FREMF 2020-K104	FREMF 2020-K108
FREMF 2020-K109	FREMF 2020-K111	FREMF 2020-K112
FREMF 2020-K113	FREMF 2020-K114	FREMF 2020-K115
FREMF 2020-K116	FREMF 2020-K118	FREMF 2020-K119
FREMF 2020-K122	FREMF 2020-K1517	FREMF 2020-K737
FREMF 2020-K738	FREMF 2020-K739	FREMF 2020-K740
FREMF 2020-KF74	FREMF 2020-KF75	FREMF 2020-KF77

APPENDIX A

FREMF 2020-KF78	FREMF 2020-KF79	FREMF 2020-KF81
FREMF 2020-KF82	FREMF 2020-KF83	FREMF 2020-KF86
FREMF 2020-KF88	FREMF 2020-KF89	FREMF 2020-KF90
FREMF 2020-KF91	FREMF 2020-KF92	FREMF 2020-KF93
FREMF 2020-KF94	FREMF 2020-KF95	FREMF 2020-KG04
FREMF 2020-KHG2	FREMF 2020-KI05	FREMF 2020-KJ28
FREMF 2020-KJ29	FREMF 2020-KJ30	FREMF 2020-KJ31
FREMF 2020-KJ32	FREMF 2020-KS14	FREMF 2020-KSG1
FREMF 2020-KX04	FREMF 2021-K123	FREMF 2021-K126
FREMF 2021-K127	FREMF 2021-K128	FREMF 2021-K129
FREMF 2021-K130	FREMF 2021-K133	FREMF 2021-K134
FREMF 2021-K135	FREMF 2021-K136	FREMF 2021-K1521
FREMF 2021-K1522	FREMF 2021-K741	FREMF 2021-K742
FREMF 2021-K743	FREMF 2021-K744	FREMF 2021-K745

APPENDIX A

FREMF 2021-K746	FREMF 2021-K746 COMPANION	FREMF 2021-KF100
FREMF 2021-KF101	FREMF 2021-KF102	FREMF 2021-KF103
FREMF 2021-KF104	FREMF 2021-KF105	FREMF 2021-KF106
FREMF 2021-KF107	FREMF 2021-KF108	FREMF 2021-KF109
FREMF 2021-KF110	FREMF 2021-KF111	FREMF 2021-KF113
FREMF 2021-KF116	FREMF 2021-KF117	FREMF 2021-KF119
FREMF 2021-KF121	FREMF 2021-KF122	FREMF 2021-KF124
FREMF 2021-KF126	FREMF 2021-KF96	FREMF 2021-KF97
FREMF 2021-KF99	FREMF 2021-KG06	FREMF 2021-KI07
FREMF 2021-KJ33	FREMF 2021-KJ34	FREMF 2021-KJ36
FREMF 2021-KLU3	FREMF 2021-KSG2	FREMF 2022-K139
FREMF 2022-K140	FREMF 2022-K141	FREMF 2022-K142
FREMF 2022-K143	FREMF 2022-K146	FREMF 2022-K148
FREMF 2022-K149	FREMF 2022-K150	FREMF 2022-K151

APPENDIX A

FREMF 2022-K152	FREMF 2022-K747	FREMF 2022-K748
FREMF 2022-K749	FREMF 2022-K750	FREMF 2022-KF128
FREMF 2022-KF130	FREMF 2022-KF131	FREMF 2022-KF132
FREMF 2022-KF133	FREMF 2022-KF134	FREMF 2022-KF135
FREMF 2022-KF136	FREMF 2022-KF137	FREMF 2022-KF138
FREMF 2022-KF140	FREMF 2022-KF141	FREMF 2022-KF142
FREMF 2022-KF143	FREMF 2022-KF145	FREMF 2022-KF146
FREMF 2022-KF147	FREMF 2022-KF148	FREMF 2022-KI09
FREMF 2022-KJ37	FREMF 2022-KJ38	FREMF 2022-KJ39
FREMF 2022-KJ40	FREMF 2022-KJ41	FREMF 2022-KJ42
FREMF 2022-KJ43	FREMF 2022-KSG3	FREMF 2022-KSG4
FREMF 2023-K153	FREMF 2023-K154	FREMF 2023-K155
FREMF 2023-K158	FREMF 2023-K159	FREMF 2023-K160
FREMF 2023-K507	FREMF 2023-K508	FREMF 2023-K509

APPENDIX A

FREMF 2023-K510	FREMF 2023-K511	FREMF 2023-K511 COMPANION
FREMF 2023-K751	FREMF 2023-K752	FREMF 2023-KF149
FREMF 2023-KF151	FREMF 2023-KF152	FREMF 2023-KF153
FREMF 2023-KF154	FREMF 2023-KF155	FREMF 2023-KF158
FREMF 2023-KF159	FREMF 2023-KF160	FREMF 2023-KF161
FREMF 2023-KG08	FREMF 2023-KJ44	FREMF 2023-KJ47
FREMF 2023-KJ48	FREMF 2023-KS15	FRESB 2018-SB47
FRESB 2018-SB50	FRESB 2018-SB51	FRESB 2018-SB53
FRESB 2018-SB55	FRESB 2018-SB57	FRESB 2019-SB58
FRESB 2019-SB60	FRESB 2019-SB61	FRESB 2019-SB62
FRESB 2019-SB65	FRESB 2019-SB66	FRESB 2019-SB67
FRESB 2019-SB68	FRESB 2019-SB69	FRESB 2020-SB70
FRETE 2017-ML01	FRETE 2017-ML03	FRETE 2018-ML04
FRETE 2019-ML06	FRETE 2021-ML08	FRETE 2021-ML09

APPENDIX A

FRETE 2021-ML12	FRETE 2022-ML14	FRETE 2023-ML17
FRETE 2023-ML20	FS CREIT FINANCE BMO-1 LLC	FS CREIT FINANCE GS1
FS CREIT FINANCE MM-1 LLC	FS CREIT FINANCE MS-1 LLC	FS CREIT FINANCE NTX-1 LLC
FS CREIT FINANCE WF-1 LLC	FS RIALTO 2019- FL1 CLO PARTIC	FS RIALTO 2019-FL1
FS RIALTO 2021-FL2	FS RIALTO 2021-FL2 CLO PARTIC	FS RIALTO 2021-FL3
FS RIALTO 2021-FL3 CLO PARTIC	FS RIALTO 2022-FL4	FS RIALTO 2022-FL4 PARTICIPATI
FS RIALTO 2022-FL5	FS RIALTO 2022-FL5 PARTICIPATI	FS RIALTO 2022-FL6
FS RIALTO 2022-FL6 PARTICIPATI	FS RIALTO 2022-FL7	FS RIALTO 2022-FL7 PARTICIPATI
FUNB 2001 C2 B NOTES	FUNB 2001 C3 B NOTES	GACM 2020-FL2 CLO
GACM 2020-FL2 COMPANION	GCCP H-1, LLC (GROSSMAN)	GE 2006 C1
GECMC 2004 C2	GECMC 2007-C1	GEMINI ALTO CENTERVILLE WAREHOUSE
GERMAN AMERICAN CAPITAL CORPORATION WH	GOLDMAN 2006-GG6 COMPANION	GOLDMAN 2006-GG8
GOLDMAN 2007-GG10	GOLDMAN SACHS 2005- ROCK	GOLDMAN SACHS WAREHOUSE
GP COMMERCIAL WF LLC REPO	GPMT 2018-FL1	GPMT 2018-FL1 COMPANION

APPENDIX A

GPMT 2019-FL2	GPMT 2019-FL2 COMPANION	GPMT 2021-FL3
GPMT 2021-FL3 COMPANION	GRACE 2014-GRCE	GRACE 2020-GRCE
GRACE 2020-GRCE COMPANION	Grand Avenue CRE 2019-FL1	GRANITE WAREHOUSE
GRASS RIVER SUB AGREEMENT	GREENWICH CAPITAL FINANCIAL PRODUCTS INC	GREENWICH CCFC 05 GG5 (COMPANION)
GREENWICH CCFC 2004-GG1	GREENWICH CCFC 2007-GG9	GREENWICH CCFC 2007- GG9 COMPANION
GS 2017-STAY	GSMC 2013-G1 SPECIAL SERVICER	GSMS 2010-C2
GSMS 2011-GC3	GSMS 2011-GC5	GSMS 2012-ALOHA
GSMS 2012-BWTR	GSMS 2012-GCJ7	GSMS 2012-GCJ7 COMPANION
GSMS 2012-GCJ9	GSMS 2012-TMSQ	GSMS 2013-GC10
GSMS 2013-GC13	GSMS 2013-GCJ12	GSMS 2013-GCJ14
GSMS 2013-GCJ16	GSMS 2014-GC18	GSMS 2014-GC22
GSMS 2014-GC22 COMPANION	GSMS 2014-GC26	GSMS 2015-590M
GSMS 2015-590M COMPANION	GSMS 2015-GC28	GSMS 2015-GC34
GSMS 2015-GC34 COMPANION	GSMS 2015-GS1	GSMS 2016 GS4

APPENDIX A

GSMS 2016-GS4 COMPANION	GSMS 2016-RENT	GSMS 2016-RENT COMPANION
GSMS 2017-375H	GSMS 2017-500K	GSMS 2017-GS7
GSMS 2017-GS8	GSMS 2017-GS8 COMPANION	GSMS 2017-SLP
GSMS 2017-SLP REIT	GSMS 2018-3PCK	GSMS 2018-GS10
GSMS 2018-GS10 COMPANION	GSMS 2018-GS9	GSMS 2018-GS9 COMPANION
GSMS 2018-LUAU	GSMS 2018-RIVR	GSMS 2018-SRP5
GSMS 2018-TWR	GSMS 2019-GC38	GSMS 2019-GC38 COMPANION
GSMS 2020-GC47	GSMS 2020-GC47 COMPANION	GSMS 2021-ARDN
GSMS 2021-GSA3	GSMS 2021-GSA3 COMPANION	GSMS 2021-IP
GSMSC 2010-C1	H/2 SO IV FUNDING I (WF SUB)	Hana Alternative Private Real Estate Trust No. 70
Hana Alternative Private Real Estate Trust No. 71	Hancock Capital Investment Management	HANCOCK/OPTUM BANK WAREHOUSE
HANGANG WAREHOUSE	HBST 2015-HBS	HERA 2021-FL1
HERA 2021-FL1 COMPANION	HILTON 2016-HHV	HILTON 2016-HHV COMPANION
HILTON 2016-SFP	HMH 2017-NSS	HUDSON YARDS 2016- 10HY

APPENDIX A

HUDSON YARDS 2016-10HY COMPAN	HUDSON YARDS 2019-30HY	HUDSON YARDS 2019- 30HY COMPAN
HUDSON YARDS 2019-55HY	HUDSON YARDS 2019-55HY COMPAN	HYUNDAI INVESTMENTS (10HY MEZZ
IMT 2017-APTS	INLAND (IMC LENDING LLC) WAREHOUSE	INLAND (INLAND MORTGAGE CAPITAL)
Inland Mortgage Capital LLC Warehouse	Inland Mortgage Lending REPO	Inpoint CS Loan (soundpoint Credit Suisse Repo)
INPOINT JPM WAREHOUSE	INPOINT REIT OPERATING PARTNER	INTOWN 2022-STAY
Invesco CMI Investments, LP	IRVINE CORE OFFICE TRUST 2013-IRV	JAWS EQUITY OWNER 229, L.L.C.
JAX 2019-LIC	JAX 2019-LIC COMPANION	JEMB MADISON AVE LLC (BASIS I - 292 MAD)
JLC V WAREHOUSE	JLC VII WAREHOUSE	JLC WAREHOUSE IV LLC (DEUTSCHE REPO)
John Hancock GA Mortgage Trust	JP MORGAN CHASE	JPM 2012-CIBX COMPANION
JPM Hilton Orlando Trust 2018- HLTNO	JPM06CIBC15	JPM06CIBC17
JPM07CIBC19	JPM08C2	JPM2007LDP12
JPMBB 2013-C15	JPMBB 2013-C17	JPMBB 2013-C17 COMPANION
JPMBB 2014-C21	JPMBB 2014-C22	JPMBB 2014-C23
JPMBB 2014-C24	JPMBB 2014-C25	JPMBB 2014-C25 COMPANION

APPENDIX A

JPMBB 2015-C28	JPMBB 2015-C29	JPMBB 2015-C30
JPMBB 2015-C30 COMPANION	JPMBB 2015-C32	JPMBB 2015-C32 COMPANION
JPMBB 2015-C33	JPMBB 2016-C1	JPMC 2002 CIBC5
JPMC 2003 CIBC6	JPMC 2003 ML1	JPMC 2005-LDP2
JPMC 2006-LDP7	JPMC 2006-LDP9	JPMC 2006-LDP9 COMPANION
JPMC 2012-CIBX	JPMC 2014-C20	JPMC 2014-C20 COMPANION
JPMCC 2007-LDP11	JPMCC 2012-C6	JPMCC 2013-C16
JPMCC 2014-DSTY	JPMCC 2015-JP1	JPMCC 2015-JP1 COMPANION
JPMCC 2016-JP2	JPMCC 2016-JP2 COMPANION	JPMCC 2016-JP4
JPMCC 2016-JP4 COMPANION	JPMCC 2016-NINE	JPMCC 2016-NINE COMPANION
JPMCC 2017-FL10	JPMCC 2017-FL10 COMPANION	JPMCC 2017-JP7
JPMCC 2017-MARK	JPMCC 2017-MARK COMPANION	JPMCC 2018-ASH8
JPMCC 2018-LAQ (La Quinta Hotel)	JPMCC 2018-PTC	JPMCC 2018-PTC COMPANION
JPMCC 2021-1440	JPMCC 2021-2NU	JPMCC 2021-2NU COMPANION

APPENDIX A

JPMDB 2016-C2	JPMDB 2016-C2 COMPANION	JPMDB 2016-C4
JPMDB 2016-C4 COMPANION	JPMDB 2017-C5	JPMDB 2017-C5 COMPANION
JPMDB 2018-C8	JPMDB 2018-C8 COMPANION	JW MARRIOTT 2017 MEZZ
KGS-ALPHA RECM WH REPO W/ CITIBANK	KIWOOM 18 WAREHOUSE	KIWOOM NONGHYUP WAREHOUSE
KSL 2023-HT	KTB CRE Debt Fund No. 14-1 & KTB CRE Debt Fund No. 14-2	LADDER CAPITAL IX WAREHOUSE
LADDER CAPITAL LLC REPO	LADDER CAPITAL REALTY III LLC	LADDER CAPITALVIII REPO
Ladder CRE Finance REIT Inc	LADDER DEUTSCHE REPO	LADDER JPM REPO
LADDER VI REIT WAREHOUSE	LADDER VI TRS WAREHOUSE	LADDER WELLS FARGO REPO
LB 1999 C1	LB UBS 2004 C4	LB UBS 2004 C6
LB UBS 2004 C6 COMPANION	LB UBS 2005 C1	LB UBS 2005 C1 COMPANION
LB UBS 2006-C4 COMPANION	LB UBS 2006-C6	LB UBS 2006-C7
LB UBS 2008-C1	LB-UBS 2005 C5	LB-UBS 2005 C7
LB-UBS 2005-C7 COMPANION	LB-UBS 2006 C1	LB-UBS 2006 C1 COMPANION
LB-UBS 2006 C3	LB-UBS 2006-C3 COMPANION	LB-UBS 2007-C2

APPENDIX A

LB-UBS 2007-C6	LB-UBS 2007-C7	LBUBS05C3
LBUBS2005C3 COMPANION	LCCM 2014-909	LCCM 2017-FL2 COMPANION
LCCM 2017-LC26	LCCM 2017-LC26 COMPANION	LCCM 2020-FL3
LCCM 2020-FL3 PML	LCCM 2021-FL2	LCCM 2021-FL2 COMPANION
LCCM 2021-FL3	LCCM 2021-FL3 COMPANION	LCCM2013GCP
LCF UBS Bank Repo	LEHMAN-UBS 2005 C5 COMPANION	LEONARDO ASSET FUND
LEONARDO PREFERRED INVESTMENTS	LIBREMAX WAREHOUSE	LIDO FUNDING LLC (STARWOOD)
LOANCORE (JEFFERIES) WAREHOUSE	LOANCORE CAPITAL REIT WAREHOUSE	LONE STAR REPO WITH WELLS FARGO
LONESTAR (RELIUS) WAREHOUSE 2013	LONESTAR REPO WITH CB	LSTAR 2015-3
LSTAR 2016-4	LSTAR 2017-5	LSTAR 2017-5 COMPANION
LSTAR I LLC REPO	LSTAR II LLC (CITIREPO)	M360 2018-CRE CLO
M360 2018-CRE1 COMPANION	M360 2019-CRE2	M360 2019-CRE2 COMPANION
M360 JP WAREHOUSE	M360 MCREIF WAREHOUSE	M360 WH-1 FL Seller, LLC
MACK RE (CMTG MORGAN STANLEY R	MACK RE (DEUTSCHE BANK REPO)	MACK RE BAR

APPENDIX A

MAD 2017-330M	MAGUIRE CAPITAL GROUP WH	MAN REAL ESTATE DEBT INVESTMENT
MANHATTAN WEST 2020- 1MW	MANHATTAN WEST 2020- 1MW COMPANION	MARATHON ASSET MANAGEMENT, LLC
MARATHON MAM REPO	MARATHON REAL ESTATE CDO 2006-1	MED 2021-MDLN
MERRILL LYNCH 2008-C1	MEZZ CAP 2004-C2	MEZZ CAP 2005-C3
MEZZ CAP 2006-C4	MEZZ CAP 2007-C5	MEZZ CAP LLC (FKA CBA MEZZ)
MFF MEZZANINE	MIDAS ASSET WAREHOUSE	MIDDLE MARKET BANKING
MILLINIUM INMARK NONGHYUP	Mirae Asset Management	MKT 2020-525 COMPANION
MKT 2020-525M	ML 1997-C2	ML-CFC 2006-1
MLCFC 2007 C7	ML-CFC 2007-6	ML-CFC 2007-7
MLCFC06-4	MLCFC07-5	MLCFC07-6
MLCFC07-8	MLCFC07-9	MLFT 2006-1
MLFT 2006-1 (COMPANION)_CAPTRUST	MLMT 2005-CKI1	MLMT06C1
MLMT07C1	MOFT 2020 - ABC	MOFT 2020 - ABC COMPANION
MORGAN STANLEY	MORGAN STANLEY 2007- HQ13	MORGAN STANLEY 2011- C3

APPENDIX A

MORGAN STANLEY 2020- HR8	MORGAN STANLEY 2020-HR8 COMPANION	MORGAN STANLEY BAML 2012-C6
MORGAN STANLEY SHADOW	MORGAN STANLEY WAREHOUSE	MS04TOP15
MS05TOP19	MS06TOP21	MS06TOP23
MS07TOP25	MS07TOP27	MS08TOP29
MSBAM 2013-C11	MSBAM 2013-C11 COMPANION	MSBAM 2013-C12
MSBAM 2013-C12 COMPANION	MSBAM 2013-C13	MSBAM 2013-C8
MSBAM 2014-C14	MSBAM 2014-C15	MSBAM 2014-C15 COMPANION
MSBAM 2014-C16	MSBAM 2014-C17	MSBAM 2014-C18
MSBAM 2014-C19	MSBAM 2014-C19 COMPANION	MSBAM 2015-C22
MSBAM 2015-C22 COMPANION	MSBAM 2015-C23	MSBAM 2015-C23 COMPANION
MSBAM 2015-C24	MSBAM 2015-C25	MSBAM 2015-C25 COMPANION
MSBAM 2015-C26	MSBAM 2015-C27	MSBAM 2015-C27 COMPANION
MSBAM 2016-C28	MSBAM 2016-C28 COMPANION	MSBAM 2016-C29
MSBAM 2016-C30	MSBAM 2016-C30 COMPANION	MSBAM 2016-C31

APPENDIX A

MSBAM 2016-C31 COMPANION	MSBAM 2016-C32	MSBAM 2017-C33
MSBAM 2017-C33 COMPANION	MSBAM 2017-C34	MSBAM 2017-C34 COMPANION
MSC 2014-CPT	MSC 2014-MP	MSC 2015-420
MSC 2015-420 COMPANION	MSC 2016-BNK2	MSC 2016-BNK2 Companion
MSC 2017-ASHF	MSC 2017-HR2	MSC 2018-H3
MSC 2018-H3 COMPANION	MSC 2018-MP	MSC 2018-MP COMPANION
MSC 2019-L3	MSC 2019-L3 COMPANION	MSC 2021-PLZA
MSC 2021-PLZA COMPANION	MSC05HQ6 (COMPANION)_PRUDENTIAL	MSC05HQ7
MSC06HQ10	MSC06IQ11	MSC07HQ12
MSC07IQ13	MSC07IQ16	MSC98WF2
MSCBB 2016-MART	MSCBB 2016-MART COMPANION	MSCCG 2018-SELF
MSCI 2005-TOP19 COMPANION	MSCI 2016-PSQ	MSCI04IQ7
MSCI04IQ8	MSCI05IQ9	MSCI06HQ8
MSCI06HQ9	MSCI06TOP21 (NONPOOLED)	MSD01TP3

APPENDIX A

MSDB 2017-712F	MSDWMC OWNER TRUST 2000-F1	MSFMSFF WH
MSJP 2015-HAUL	MSMCH and CGML Owner	MSSG 2017-237P
MSSG 2017-237P COMPANION	MSWF 2023-1	MSWF 2023-1 COMPANION
MSWF 2023-1 PRIMARY ONLY	MSWF 2023-2	MSWF 2023-2 COMPANION
MTRO 2019-TECH	MUFG UNION BANK WAREHOUSE	NATIXIS WAREHOUSE
NBS REAL ESTATE CAPITAL WAREHOUSE	NCMS 2018-850T	NCMS 2018-850T COMPANION
NCMS 2018-ALXA	NCMS 2018-ALXA COMPANION	NCMS 2018-FL1
NCMS 2018-FL1 COMPANION	NCMS 2018-PREZ COMPANION	NCMS 2018-SOX
NCMS 2018-SOX COMPANION	NCMS 2018-TECH	NOHT 2019-HNLA
NORTHSTAR (NS HEALTHCARE PT 2) WAREHOUSE	NORTHSTAR CDO IX PRIMARY (MEMORIAL MALL)	NORTHSTAR CDO VI
NORTHSTAR CDO VIII	NORTHSTAR CENTENNIAL REPO	NORTHSTAR DB LOAN NT-II REPO
NORTHSTAR WAREHOUSE	NORTHSTAR-CITI REPO WAREHOUSE	NStar (MS Loan NT-I, LLC) MS Repo
NXT CAPITAL FUNDING II, LLC	NYT 2019-NYT	NYT 2019-NYT COMPANION
OABL XVI, LLC	OAKTREE BAHAMAS ROF7 MEZZ	OBP DEPOSITOR, LLC TRUST 2010-OBP

APPENDIX A

OCH ZIFF CG FUNDING I LLC	OCH ZIFF CG FUNDING II LLC	OCM OXFORD WAREHOUSE
OMPT 2017-1MKT	One Bryant Park 2019-OBP	ONE LINCOLN 2004-C3
ONE WILLIAM STREET (OWS CF IV	ONE WILLIAM STREET (OWS CF V L	ONE WILLIAM STREET (OWS CF V S
ONE WILLIAM STREET CAP MASTER FUND WH	ONE WILLIAM STREET CF A-2 SPV	ONE WILLIAM STREET CF IX LLC
ONE WILLIAM STREET CF IX SPV L	ONE WILLIAM STREET CF IX- A SPV	One William Street CF VIII LLC
ONE WILLIAM STREET CMBE MN	ONE WILLIAM STREET CMBE MN B S	ONE WILLIAM STREET CMBE MN SPV
ONE WILLIAM STREET CRE FUND L,	One William Street CRE Funding	ONE WILLIAM STREET OWS CF VI
ONE WILLIAM STREET OWS CF VII	ONYP 2020-1NYP	OPC KMPM LLC (OAKPASS) WH
OREI I INVESTMENTS LLC (OHANA)	OREI II INVESTMENTS LLC (OHANA)	OWS ABS MASTER FUND II, LP
OWS Asset Backed Loans IV, LLC	OWS BACF SPV LLC (OWS WH)	OWS BCA FUNDING WAREHOUSE
OWS CF A, LLC	OWS CF A-1 SPV LLC	OWS CF II SPV LLC Warehouse
OWS CF III WAREHOUSE	OWS CF SUB I WAREHOUSE	OWS CF VA SPV WAREHOUSE
OWS CF VI SPV WAREHOUSE	OWS CF VIA SPV, LLC	OWS COF I MASTER WH
OWS COMMERCIAL FUNDING 7 WAREH	OWS COMMERCIAL FUNDING II, LTD	OWS Commercial Funding, LLC

APPENDIX A

OWS COMMERCIAL MEZZ WAREHOUSE	OWS CREDIT OPPORTUNITY I WH	OWS I ACQUISITIONS, LLC WH
OXFORD PROPERTIES WAREHOUSE	OXFORD PROPERTIES WAREHOUSE 2	PCRED LENDING II OFFSHORE WH
PCRED LENDING III WAREHOUSE	PCRED LENDING IV WAREHOUSE	PCRED LENDING V COMPANION
PCRED LENDING V WAREHOUSE	PCT 2016-PLSD	PDILS PCILS PFLEX (PIMCO)
PERSI WF WAREHOUSE	PFP 2017-4 COMPANION	PFP 2019-5
PFP 2019-5 COMPANION	PFP 2019-6 CLO	PFP 2019-6 CLO COMPANION
PFP V SUB I LLC	PFP V SUB I LLC REPO	PFP V SUB II LLC
PFPIII	PGA 2023-RSRT	PILLAR FUNDING LLC WAREHOUSE
PIMCO (TOCU I LLC)	PIMCO (TOCU II AND GCCU II) WH	PIMCO Bermuda Trust II: Pimco Bermuda Income Fund
PIMCO FUND WAREHOUSE	PIMCO Funds: PIMCO Income Fund	PIMCO Funds: PIMCO Total Return Fund
PIMCO PIF INVESTMENTS OFFSHORE	PIMCO PIF ONSHORE I	PIMCO PIF ONSHORE II
PIMCO/GOLDMAN REPO	PNC Bank	POLC HOLDINGS I LLC MEZZ WH
POTOMAC TOWER 2022-1	PREDF WAREHOUSE	PRIME PFP VI SUB I Warehouse
PRIME PFP VI SUB IX Warehouse	PRIME FINANCE PARTNERS II, L.P.	PRIME MORGAN STANLEY REPO

APPENDIX A

PRIME PFP (CAPITAL ONE REPO)	PRIME PFP (CITI REPO)	PRIME PFP VI SUB XI LLC
PRIME PFP VI WAREHOUSE	PROPHET WAREHOUSE	PSBAmherst Finance Construction WH
QCMT13QC	QFP II, LP (QUADRANT)	Quadrant Debt Fund, LP
Quadrant Mezz Fund, LP (approved-QMP Management LLC)	RAITH RE FUND I LP WAREHOUSE	RAMSFIELD (CVI ESJ LLC ) WAREHOUSE
RBSCF 2013-GSP	RBSCF 2013-SMV	RCC REAL ESTATE WAREHOUSE
RCP SUB WF REPO	Realterm Logistics Income Fund	REGIONS BANK WAREHOUSE
REMB Insurance Servicing	REMIC ASSET HOLDINGS WAREHOUSE	RESOURCE (RCC REAL ESTATE SPE
RESOURCE CAPITAL CORP. WAREHOUSE	RESOURCE CAPITAL REPO WAREHOUSE	RESOURCE REPO (WF) WAREHOUSE
RESOURCES REPO WITH DB	RIAL 2022-FL8	RIAL 2022-FL8 PARTICIPATION
RIALTO BARCLAY FSCREIT REPO	Rialto Real Estate Fund III-Debt LP	RIALTO REPO WITH WF
RIALTO RREF-IV D REPO	RIALTO RREF-IV D WAREHOUSE	RIALTO WAREHOUSE 2013
RIALTO/GOLDMAN REPO	Rialto/Natixis Repo	RMF SUB 4 LLC (CITIREPO)
RMF SUB 5 (BARCLAYS REPO)	RMF SUB LLC WF REPO	RMF SUB2 LLC (RIALTO REPO)
ROC BRIDGE (BARCLAY REPO)	ROC DEBT STRATEGIES (BRIDGE RE)	ROC DEBT STRATEGIES II MORGAN

APPENDIX A

ROC DEBT STRATEGIES II WAREHOUSE	ROC DEBT STRATEGY FUND MANAGER LLC	ROCKINCOME WAREHOUSE
ROCKWOOD (375 PARK) WAREHOUSE	ROCKWOOD CAPITAL LLC	ROCKWOOD CAPITAL REAL ESTATE
ROCKWOOD CAPITAL, LLC (NORTHROCK)	ROSS 2017-ROSS	RREF III RIALTO WAREHOUSE
RREF IV - D DLI CR LLC(RIALTO)	RREF IV-D DLI FINANCE LLC	RREF IV-D DLI Finance LLC 2
RREF RIALTO/GOLDMAN REPO	RSF XVI LLC PIMCO	SAMSUNG MEZZ LLC
SAPIR ORGANIZATION(1009 5TH AV	SAS WAREHOUSE 2013 (H2)	SBL 2015-KIND
SBL 2016-KIND	SCG 2023-NASH	SCREDIT Mortgage Funding Sub-1
SCREDIT Real Estate Capital, L	SCULPTOR CAF I	SCULPTOR WAREHOUSE
SFAVE 2015-5AVE	SG CAPITAL PARTNERS WAREHOUSE	SG CAPITAL PARTNERS/ FORETHOUG
SGCMS 2016-C5	SGCMS 2016-C5 COMPANION	SGCMS 2019-787E
SGCMS 2019-787E COMPANION	SGCMS 2020-COVE	SGCMS 2020-COVE COMPANION
SGCP 2018-FL1	SGCP 2018-FL1 COMPANION	SHELTER GROWTH FUND I MRA WH
SHELTER GROWTH HEDGE FUND WH	SHELTER GROWTH JPM WAREHOUSE	SHELTER GROWTH MRA
SHELTER GROWTH OPPORTUNITIES	SHELTER OPPORTUNITIES WAREHOUSE	SILVERPEAK RE FINANCE LLC WAREHOUSE

APPENDIX A

SILVERSTEIN WAREHOUSE	SINGERMAN (RIDGMAR MEZZ LOAN)	SL GREEN - JPM REPO
SL GREEN LOAN SERVICES WH	SL GREEN REALTY CORP/GRAMERCY	SL GREEN WAREHOUSE
SLG 2021-OVA	SMC 2017-TIME COMPANION	SOCIETE GENERALE WAREHOUSE
SOUND MARK HORIZONS FUND LP WAREHOUSE	SOUND POINT CRE FINANCE - AFLACINC	SOUND POINT CRE FINANCE - AFLACNXTJP
SOUND POINT CRE FINANCE - AFLACNXTUS	SOUND POINT CRE FINANCE - SPTAFLAC	SOUND POINT CRE FINANCE -AFLACCREUS
SOVEREIGN BANK NA	SP OFFICE FUNDING LP (STARWOOD)	SPGN 2022-TFLM
SPREF WH II WF REPO	SPREF WH III (SILVERPEAK) COLUMN REPO	SPREF WH IV LLC (ARGENTIC)
SRE FW MEZZ WAREHOUSE (RIDGMAR MEZZ)	SREDS SK Mortgage Funding Sub-	SREDS SK MORTGAGE FUNDING SUB-
SREDS SK Real Estate Capital,	SREIT 2021-FLWR	SREIT 2021-IND
SREIT 2021-MFP	SREIT 2021-PALM	SRPT 2014-STAR
STARWOOD (JP MORGAN REPO)	STARWOOD 14 AND 14A/ JP REPO	STARWOOD CAP REPO
STARWOOD CITI REPO SUB 6	STARWOOD METLIFE REPO	STARWOOD MORT FUNDING-MORGAN STANLEY REP
STARWOOD MORT SUB 18 AND SUB 1	STARWOOD MORTGAGE CAPITAL WAREHOUSE	STARWOOD MORTGAGE FUNDING V LL
STARWOOD MORTGAGE VII (BMO)	STARWOOD PROPERTY MORTGAGE LLC WAREHOUSE	Starwood Property Mortgage Sub-19, LLC and Starwood Property Mortgage Sub-19-A LLC

APPENDIX A

STARWOOD PROPERTY MORTGAGE SUB-2, L.L.C.	Starwood Property Mortgage Sub- 21, LLC and Starwood Property Mortgage Sub-21-A LLC	STARWOOD SUB 14 REPO
STARWOOD SUB 22 -22A (BARCLAY	STARWOOD SUB 23 -23A (GOLDMAN)	STARWOOD SUB 24 -24A (BMO Harr
STARWOOD SUB 25 -25A (SOCGEN	STARWOOD SUB 30 & 30A (NATIXIS	Starwood Sub 34 & 34A
STARWOOD16 REPO	STRATEGIC ASSET SERVICES LLC W	STRATEGIC ASSET SERVICES MEZZ
STRATEGIC LAND JOINT VENTURE 2	STWD 2019-FL1	STWD 2019-FL1 COMPANION
STWD 2021-FL2	STWD 2021-FL2 COMPANION	STWD 2021-HTS
STWD 2021-LIH	STWD 2022-FL3	STWD 2022-FL3 COMPANION
SUMITOMO WAREHOUSE	TACONIC CAPITAL ADVISORS L. P	TACONIC/AXONIC 4000 WAREHOUSE
TALL PINES WAREHOUSE	TCO 2022-DPM	TD BANK
TEACHERS INSURANCE & ANNUITY ASSOCIATION	TIAA 2007-C4	TIMES SQUARE HOTEL TRUST
TMSQ 2014-1500	TOCU II LLC (PIMCO ENTITY)	TOCU II, LLC (PIMCO SLAM)
TOLIS CINCI WAREHOUSE	TRE SPCM SERIES II PORTFOLIO	TRIANGLE (NORTHSIDE- ROSSER DEB
TRIANGLE (NORTHSIDE- ROSSER DEBT HOLDING)	TRIANGLE TCG POINTE WAREHOUSE	TRIANGLE WAREHOUSE
TRT LENDING SUBSIDIARY II LLC WAREHOUSE	TRTX 2018-FL1 COMPANION	TSQ 2018-20TS COMPANION

APPENDIX A

TUEBOR TRS IV LLC	TUEBOR WAREHOUSE (LADDER)	UBS 2012-C1
UBS 2017-C1	UBS 2017-C1 COMPANION	UBS 2017-C4
UBS 2017-C4 COMPANION	UBS 2017-C6	UBS 2017-C6 COMPANION
UBS 2017-C7	UBS 2017-C7 COMPANION	UBS 2018-C10
UBS 2018-C10 COMPANION	UBS 2019-C17	UBS 2019-C17 COMPANION
UBS 2019-C18	UBS 2019-C18 COMPANION	UBS AG WAREHOUSE
UBS-BARCLAYS 2012-C2	UBS-BARCLAYS 2012-C4	UBS-CITIGROUP 2011-C1
UBSCM 2018-NYCH	UCB07-1	US 2018-USDC
US BANK NA	VDNO 2013-PENN	VERTICAL CRE CDO
Vestas Qualified Investors Private RE Fund Invest Trust No. 35	VLS 2020-LAB	VNO 2012-6AVE
VORNADO DP LLC 2010-VNO	VORNADO REALTY L.P. WAREHOUSE	WABR16BOCA
WACHOVIA 2003-C7	WACHOVIA 2004 C11	WACHOVIA 2004 C15
WACHOVIA 2004-C12	WACHOVIA 2005 C17	WACHOVIA 2005-C20
WACHOVIA 2005-C21	WACHOVIA 2006-C23	WACHOVIA 2006-C24

APPENDIX A

WACHOVIA 2006-C27	WACHOVIA 2006-C28	WACHOVIA 2006-C29
WACHOVIA 2006-C29 COMPANION	WACHOVIA 2007-C30	WACHOVIA 2007-C30 COMPANION
WACHOVIA 2007-C31	WACHOVIA 2007-C31 COMPANION	WACHOVIA 2007-C32
WACHOVIA 2007-C33	WACHOVIA 2007-C33 COMPANION	WACHOVIA 2007-C34
WACHOVIA 2007-WHALE 8 NON TRUST	WACHOVIA RED - TAX CREDIT	WACHOVIA STRUCTURED FINANCE
WALNUT141 WAREHOUSE	WASHINGTON SUB, LLC	WBHT 2019-WBM
WEST TOWN MALL TRUST 2017-KNOX	WEST TOWN MALL TRUST 2017-KNOX COMPANION	WESTIN ST FRANCIS MEZZ (MORGAN STANLEY)
WF LCC V LLC WAREHOUSE	WFB - BRIDGE LOANS	WFB - EVERBANK TRANSFER
WFB - PORTFOLIO	WFCF UCC/INSURANCE SERVICING	WFCF-Cap Fin Corp Canada
WFCF-Cap Fin LLC	WFCF-TradeCap Serv Inc	WFCF-UK London Branch
WFCM 2012-LC5	WFCM 2013-120B	WFCM 2013-BTC
WFCM 2013-LC12	WFCM 2014-LC16	WFCM 2014-LC18
WFCM 2015-C26	WFCM 2015-C27	WFCM 2015-C28
WFCM 2015-C28 COMPANION	WFCM 2015-C29	WFCM 2015-C30

APPENDIX A

WFCM 2015-C31	WFCM 2015-C31 Companion	WFCM 2015-LC20
WFCM 2015-LC20 COMPANION	WFCM 2015-LC22	WFCM 2015-NXS1
WFCM 2015-NXS1 COMPANION	WFCM 2015-NXS2	WFCM 2015-NXS2 COMPANION
WFCM 2015-NXS3	WFCM 2015-NXS3 COMPANION	WFCM 2015-NXS4
WFCM 2015-P2	WFCM 2015-SG1	WFCM 2016-BNK1
WFCM 2016-BNK1 COMPANION	WFCM 2016-C32	WFCM 2016-C33
WFCM 2016-C34	WFCM 2016-C34 COMPANION	WFCM 2016-C35
WFCM 2016-C35 COMPANION	WFCM 2016-C36	WFCM 2016-C36 COMPANION
WFCM 2016-C37	WFCM 2016-C37 COMPANION	WFCM 2016-LC24
WFCM 2016-LC25	WFCM 2016-LC25 COMPANION	WFCM 2016-NXS5
WFCM 2016-NXS6	WFCM 2016-NXS6 COMPANION	WFCM 2017-C38
WFCM 2017-C38W	WFCM 2017-C39	WFCM 2017-C39 COMPANION
WFCM 2017-C40	WFCM 2017-C40 COMPANION	WFCM 2017-C41
WFCM 2017-C41 COMPANION	WFCM 2017-C42	WFCM 2017-C42 COMPANION

APPENDIX A

WFCM 2017-HSDB	WFCM 2017-RB1	WFCM 2017-RB1 COMPANION
WFCM 2017-RC1	WFCM 2017-RC1 COMPANION	WFCM 2017-SMP
WFCM 2018-1745	WFCM 2018-AUS	WFCM 2018-BXI
WFCM 2018-C43	WFCM 2018-C43 COMPANION	WFCM 2018-C44
WFCM 2018-C44 COMPANION	WFCM 2018-C45	WFCM 2018-C45 COMPANION
WFCM 2018-C46	WFCM 2018-C46 COMPANION	WFCM 2018-C47
WFCM 2018-C47 COMPANION	WFCM 2018-C48	WFCM 2018-C48 COMPANION
WFCM 2019-C49	WFCM 2019-C49 COMPANION	WFCM 2019-C50
WFCM 2019-C50 COMPANION	WFCM 2019-C51	WFCM 2019-C51 COMPANION
WFCM 2019-C52	WFCM 2019-C52 COMPANION	WFCM 2019-C53
WFCM 2019-C53 COMPANION	WFCM 2019-C54	WFCM 2019-C54 COMPANION
WFCM 2019-JWDR	WFCM 2020-C55	WFCM 2020-C55 COMPANION
WFCM 2020-C56	WFCM 2020-C56 COMPANION	WFCM 2020-C57
WFCM 2020-C57 COMPANION	WFCM 2020-C58	WFCM 2020-C58 COMPANION

c

APPENDIX A

WFCM 2021-C59	WFCM 2021-C59 COMPANION	WFCM 2021-C60
WFCM 2021-C60 COMPANION	WFCM 2021-C61	WFCM 2021-C61 COMPANION
WFCM 2021-FCMT	WFCM 2021-SAVE	WFCM 2022-C62
WFCM 2022-C62 COMPANION	WFCM 2022-JS2	WFCM 2022-JS2 COMPANION
WFCM 2022-ONL	WFCM WAREHOUSE	WFCM10C1
WFCM10C1 (PARTICIPATION)_BASIS	WFEF SHADOW LOANS #2	WFLD 2014-MONT
WFRBS 2011-C3	WFRBS 2011-C5	WFRBS 2012-C10
WFRBS 2012-C6	WFRBS 2012-C7	WFRBS 2012-C8
WFRBS 2012-C9	WFRBS 2013-C11	WFRBS 2013-C12
WFRBS 2013-C13	WFRBS 2013-C14	WFRBS 2013-C15
WFRBS 2013-C16	WFRBS 2013-C17	WFRBS 2013-C18
WFRBS 2013-UBS1	WFRBS 2014-C19	WFRBS 2014-C20
WFRBS 2014-C21	WFRBS 2014-C22	WFRBS 2014-C23
WFRBS 2014-C24	WFRBS 2014-C25	WFRBS 2014-LC14

APPENDIX A

WFRBS11C2	WFRBS11C2 (PARTICIPATION)_WEST RIVER	WFRBS11C4
WFRBS11C4 (COMPANION)_LIBERTYLIFE	WMRK 2022-WMRK	WPT 2017-WWP
WPT 2017-WWP COMPANION	YIELD STREET STANDALONE WAREHOUSE	YIELDSTREET WAREHOUSE
ARKANSAS DEVELOP. FINANCE AUTH	FANNIE MAE BOND CE	FANNIE MAE DUS CASH
FANNIE MAE DUS/MBS 30/360	Federal Home Loan Mortgage	Federal Home Loan Mortgage
Federal Home Loan Mortgage	Federal Home Loan Mortgage	FHA POOLS
FNMA-CASH 30/360	FNMA-CASH ACTUAL/360	FNMA-MBS 30/360
FNMA-MBS 5-50	FNMA-MBS ACTUAL/360	FREDDIE MAC - ARC70 TEBS II
FREDDIE MAC BOND CE	FREDDIE MAC BOND CE (DIRECT P)	G.N.M.A.
NYC HOUSING DEVELOPMENT CORP	PRIVATE PLACEMENT TEBCE	STORMS AND COMPANY
THE BANK OF NY MELLON TRUST CO	U.S. BANK TRUST NATIONAL ASSN.	US Bank FBO Baird Strategic
WELLS FARGO BANK N.A.	WELLS FARGO BANK, N.A.	WF DIRECT PURCHASE BONDS

APPENDIX B

APPLICABLE SERVICING CRITERIA WITH RESPECT TO COMMERCIAL MORTGAGE POOLS, MULTIFAMILY MORTGAGE POOLS AND OTHER STRUCTURES

(THE PLATFORM)

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.				X
1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the	X

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of

X

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
Rule 13k-1(b)(1) of the Securities Exchange Act.
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate;

(B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other

X

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company number of days specified in the transaction agreements.
Investor Remittances and Reporting
1122(d)(3)(i) (A)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports

(A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements;

X
1122(d)(3)(i)(B)	(B) provide information calculated in accordance with the terms specified in the transaction agreements;				X
1122(d)(3)(i)(C)	(C) are filed with the Commission as required by its rules and regulations;				X
1122(d)(3)(i)(D)	(D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool				X

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company assets serviced by the Servicer.
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.				X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreement				X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.				X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreement or related mortgage loan documents.	X	X

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreement.				X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X(1)
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related [pool asset] documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an	X

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company obligor’s unpaid principal balance.
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

		X	X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records	X

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)(A )

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements

X
1122(d)(4)(x)(B )	(B) interest on such funds is paid, or credited, to obligors in accordance with	X

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company applicable pool asset documents and state laws;
1122(d)(4)(x)(C )	(C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

		X	X	X(2)
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late	X	X	X(2)

APPENDIX B

Servicing Criteria		Applicable Servicing Criteria		INAPPLICABLE Servicing Criteria
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company payment was due to the obligor’s error or omission.
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.				X

(1)
There were no activities performed during the year ended December 31, 2023 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.
(2)
The vendor, CoreLogic Solutions, LLC, provided a separate Reg AB 1122 (d) attestation for their tax payment activities as they relate to criteria 1122(d)(4)(xi) and (xii).